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                                                                    EXHIBIT 10.1
                                  DEMAND NOTE

$20,000,000                                                       July 24, 2000

    FOR VALUE RECEIVED, Plexus Corp., a Wisconsin corporation, promises to pay to the order of Firstar Bank, National Association (the "Bank"), the principal sum of Twenty Million Dollars ($20,000,000), on August 24, 2000 (the "Maturity Date") OR UPON EARLIER DEMAND BY THE BANK.

    1. INTEREST. This Note shall bear interest at a per annum rate equal to the Prime Rate announced by the Bank from time to time, changing as and when such Prime Rate changes, payable with principal on the Maturity Date OR UPON EARLIER DEMAND BY THE BANK.

    2. CALCULATION OF INTEREST. Interest will be computed for the actual number of days principal is unpaid, using a daily factor obtained by dividing the stated interest rate by 360.

    3. INCREASED INTEREST RATE. Principal amounts remaining unpaid after the Maturity Date or after demand for payment has been made or the occurrence of automatic acceleration hereunder shall bear interest from and after that date in time until paid at a rate of 2% per annum plus the rate otherwise payable hereunder.

    4. PREPAYMENT. This Note may be prepaid in full or in part at any time without premium or penalty.

    5. CREDIT BALANCES; SETOFF. As additional security for the payment of the obligations described in this Note (collectively the "Obligations"), the Borrower hereby grants to the Bank a security interest in, a lien on and an express contractual right to set off against all depository account balances, cash and any other property of the Borrower now or hereafter in the possession of the Bank. The Bank may, at any time after demand for payment has been made or upon the occurrence of automatic acceleration hereunder set off against the Obligations WITHOUT ANY ADVANCE OR CONTEMPORANEOUS NOTICE OR DEMAND OF ANY KIND TO THE BORROWER, SUCH NOTICE AND DEMAND BEING EXPRESSLY WAIVED.

    6. PAYMENTS. Payments due under this Note shall be made in lawful money of the United States, and the Bank is authorized to charge payments due against any account of the Borrower. All payments may be applied by the Bank to principal, interest and other amounts due in any order which the Bank elects.

    7. PAYMENT DUE ON DEMAND; AUTOMATIC ACCELERATION. All amounts outstanding under this Note are due ON DEMAND. Notwithstanding the foregoing, the unpaid principal balance of this Note, together with all interest accrued thereon, shall automatically become immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby waived, if any bankruptcy, insolvency or receivership proceedings, or an assignment for the benefit of creditors shall be commenced under any Federal or state law by or against the Borrower.



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    8.   ADDITIONAL BANK RIGHTS. Without affecting the liability of any
Borrower, endorser, surety or guarantor, the Bank may, without notice, renew or extend the time for payment, accept partial payments, release or impair any collateral security for the payment of this Note, or agree not to sue any party liable on it.

    9. WARRANTIES. The Borrower makes the following warranties: (A) It is a validly existing corporation, in good standing under the laws of its state of organization, and has all requisite power and authority, corporate or otherwise, and possesses all licenses necessary, to conduct its business and own its properties. (B) The execution, delivery and performance of this Note (i) are within the Borrower's power; (ii) have been duly authorized by proper corporate action; (iii) do not require the approval of any governmental agency; and (iv) will not violate any law, agreement or restriction by which the Borrower is bound. (C) This Note is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

    10. WAIVERS; RELATIONSHIP TO OTHER DOCUMENTS. The Borrower and all endorsers, sureties and guarantors waive presentment, protest, demand, and notice of dishonor. The warranties, covenants and other obligations of the Borrower (and rights and remedies of the Bank) in this Note and all related documents are intended to be cumulative and to supplement each other.

    11. EXPENSES AND ATTORNEYS' FEES. The Borrower will reimburse the Bank and any participant in the Obligations ("Participant") for all attorneys' fees and all other costs, fees and out-of-pocket disbursements (including fees and disbursements of both inside counsel and outside counsel) incurred by the Bank or any Participant in connection with the preparation, execution, delivery, administration, defense and enforcement of this Note, including fees and costs related to any waivers or amendments with respect thereto. The Borrower will also reimburse the Bank and any Participant for all costs of collection before and after judgment, and the costs of preservation and/or liquidation of any collateral (including fees and disbursements of both inside and outside counsel).

    12. APPLICABLE LAW AND JURISDICTION; INTERPRETATION; JOINT LIABILITY. This Note shall be governed by and interpreted in accordance with the internal laws of the state where the Bank's main office is located, except to the extent superseded by Federal law. Invalidity of any provisions of this Note shall not affect any other provision. THE BORROWER HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITUATED IN THE COUNTY OR FEDERAL JURISDICTION OF THE BANK'S LOCAL OFFICE, AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, WITH REGARD TO ANY ACTIONS, CLAIMS, DISPUTES OR PROCEEDINGS RELATING TO THIS NOTE, THE COLLATERAL, ANY OTHER LOAN DOCUMENT, OR ANY TRANSACTIONS ARISING THEREFROM, OR ENFORCEMENT AND/OR INTERPRETATION OF ANY OF THE FOREGOING. Nothing herein shall affect the Bank's rights to serve process in any manner permitted by law, or limit the Bank's right to bring proceedings against the Borrower in the competent courts of any other jurisdiction or jurisdictions. This Note, and any amendments hereto (regardless of when executed) will be deemed effective and accepted only upon the Bank's receipt of the executed originals thereof.



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    13.  WAIVER OF JURY TRIAL. THE BORROWER AND THE BANK HEREBY JOINTLY AND
SEVERALLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS THEREUNDER, ANY COLLATERAL SECURING THE OBLIGATIONS, OR ANY TRANSACTION ARISING THEREFROM OR CONNECTED THERETO. THE BORROWER AND THE BANK EACH REPRESENTS TO THE OTHER THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY GIVEN.

                                         Plexus Corp.



                                         By:
                                            ------------------------------------
                                         Name and Title:
                                                        ------------------------












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                        ACKNOWLEDGEMENT AND CONFIRMATION
                             OF GUARANTEE AGREEMENTS



                  The undersigned Guarantors hereby acknowledge and consent to the borrowing by Plexus Corp. of up to $20,000,000 from Firstar Bank, National Association pursuant to a Demand Note dated July 24, 2000 (the "Demand Note"), and hereby confirm that their respective Guaranty Agreements, each dated June 15, 2000, shall extend to the obligations of Plexus Corp. under the Demand Note.

       Dated July 24, 2000.

                                     ELECTRONIC ASSEMBLY CORPORATION



                                     By:
                                        ----------------------------------------
                                          Title


                                     TECHNOLOGY GROUP, INC.



                                     By:
                                        ----------------------------------------
                                          Title


                                     AGILITY, INCORPORATED



                                     By:
                                        ----------------------------------------
                                          Title

                                     PLEXUS INTERNATIONAL SERVICES, INC.



                                     By:
                                        ----------------------------------------
                                          Title


                                     SEAMED CORPORATION




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                                     By:
                                        ----------------------------------------
                                          Title


                                     PLEXUS INTERNATIONAL SALES &
                                     LOGISTICS, LLC



                                     By:
                                        ----------------------------------------
                                          Title


                                     PLEXUS QS, LLC



                                     By:
                                        ----------------------------------------
                                          Title




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